Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FIRST AMENDMENT TO LEASE ( UNIT -G)

THIS FIRST AMENDMENT TO LEASE made and entered into this 12rn day of September , 2024 by and between_Hartco-Ventura, Inc. as current Landlord, hereinafter referred to as "Lessor", and Avita Medical Americas, LLC, A Delaware Limited Liability Company hereinafter referred to as "Lessee".

WITNESSETH

WHEREAS, Lessor leased certain premises in the HARTCO-VENTURA Business Center, at 3007 Bunsen Ave. in the city of Ventura, County of Ventura, State of California, to Lessee, pursuant to the certain lease dated the 6th day of December , 2023 ; said Lease and amendment(s) thereto hereinafter collectively referred to as the "Lease", the premises being more particularly described therein; and

WHEREAS, Lessor and Lessee therefore wish to extend said Lease;

NOW THEREFORE, in consideration of these present and the agreement of each other, Lessor and Lessee agree that the said Lease shall be and the same is hereby amended as of the 12th 1 day of September , 2024.

1.
The term of the Lease shall be extended 12 months per paragraph 49 of the lease with the amended expiration date of December 31, 2025.
2.
Rent for the Leased Premises(Unit- G) from January 1 st , 2025to December 31st, 2025shall be payable in monthly installments of [******].
3.
The Lessee has the option to extend the lease for another 12 months with a 90 day notice with the amended expiration of December 31, 2026.
4.
Rent for the Leased Premises(Unit- G) from January 1 st , 2026 to December 31st, 2026 shall be payable in monthly installments of [******].
5.
The Lessee shall have the right,but not the obligation ,to make certain changes at lessee's sole expense to the interior improvements,(including removing office walls)provided that prior to vacating the premises Lessee restores the premises to their original condition,unless lessor indicates his intention to accept the changes and improvements as made..
6.
All other terms and conditions of said Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this instrument by proper persons thereunto duly authorized to do the day and year first herein above written.

LESSOR

HARTCO-VENTURA INC.

By:_____________________

Date: 09/13/2024

LESSEE

AVITA MEDICAL AMERICAS ,LLC

By: Jim Corbett, CEO

Date: 09/13/2024